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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 2, 2004


                             ABLE LABORATORIES, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                      001-11352                 04-3029787
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


                        1 Able Drive, Cranbury, NJ 08512
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              (Address of Principal Executive Offices) (Zip Code)


                                 (609) 495-2800
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              (Registrant's telephone number, including area code)



              6 Hollywood Court, South Plainfield, New Jersey 07080
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    (Former Name or Former Address, of Changed if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2004, Able Laboratories, Inc. ("Able") issued a press release announcing its financial results for its third quarter ended September 30, 2004. The full text of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            99.1 Press Release dated November 2, 2004, announcing financial results for the third quarter ended September 30, 2004


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ABLE LABORATORIES, INC.


Date: November 2, 2004                 By: /s/ Robert Weinstein
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                                           Robert Weinstein
                                           Chief Financial Officer





















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                                  EXHIBIT INDEX



EXHIBIT
NUMBER                  DESCRIPTION
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99.1          Press Release dated November 2, 2004, announcing financial results for the third quarter ended September 30, 2004

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